                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
[_] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                      AMERICAN ARTISTS FILM CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

    --------------------------------------------------------------------------

Notes:

                       AMERICAN ARTISTS FILM CORPORATION
                            1245 FOWLER STREET N.W.
                            ATLANTA, GEORGIA 30318



                                                               December 29, 1997



Dear Stockholder,


          You are cordially invited to attend the 1998 Annual Meeting of Stockholders of American Artists Film Corporation (the "Company"), which will be held at the offices of the Company located at 1245 Fowler St., N.W., Atlanta, Georgia, on Friday, January 16, 1998, commencing at 2:00 p.m. Atlanta time
(EST). The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

          It is important that your shares be represented at the meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete, date, sign and return your proxy in the enclosed prepaid envelope as promptly as possible so that your shares will be voted at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.


                                 Sincerely yours,



                                 Steven D. Brown
                                 Chief Executive Officer

                       AMERICAN ARTISTS FILM CORPORATION
                           1245 FOWLER STREET, N.W.
                            ATLANTA, GEORGIA 30318
                           TELEPHONE: (404) 876-7373
--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 TO  BE  HELD
                               JANUARY 16, 1998

          The 1998 Annual Meeting of Stockholders of American Artists Film Corporation (the "Company") will be held at the offices of the Company located at 1245 Fowler St., N.W., Atlanta, Georgia on Friday, January 16, 1998, commencing at 2:00 p.m. Atlanta time (EST), for the following purposes:

1. To elect nine persons to serve as Directors of the Company until the next annual meeting of stockholders or until their respective successors are duly elected and have qualified including one Director to be elected by the holders of the Company's Class A Common Stock and eight Directors to be elected by the holders of the Company's Class B Common Stock;

2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the Company's name to American Artists Entertainment Corporation; and

3.  To transact such other business as may properly come before the meeting.


    The Board of Directors has fixed the close of business on December 22, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope.


                                             By Order of the Board of Directors,



                                             J. ERIC VAN ATTA

                                             Secretary

Atlanta, Georgia
December 29, 1997


                                   IMPORTANT


    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                       AMERICAN ARTISTS FILM CORPORATION
                           1245 FOWLER STREET, N.W.
                            ATLANTA, GEORGIA 30318
                           TELEPHONE: (404) 876-7373

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                    FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD
                               JANUARY 16, 1998

--------------------------------------------------------------------------------


  This Proxy Statement and the accompanying proxy card are furnished to the stockholders of American Artists Film Corporation, a Missouri corporation (the "Company"), in connection with the solicitation of proxies for Class A Common Stock and Class B Common Stock by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on January 16, 1998, at the Company's headquarters located at 1245 Fowler St., N.W., Atlanta, Georgia at 2:00 p.m., Atlanta time, and any adjournments thereof. All stockholders are encouraged to attend the meeting. Your proxy is requested, however, whether or not you attend in order to assure maximum participation.


  At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Annual Meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by delivering a new duly executed proxy bearing a later date or by delivering written notice of revocation to the Secretary of the Company prior to the day of the Annual Meeting or by appearing and voting in person at the meeting.


  The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. Solicitation of proxies also may be made by personal interview, telephone and facsimile transmission and by directors, officers and employees of the Company without special compensation therefor.


  It is anticipated that this proxy statement, accompanying proxy and the Company's Annual Report on Form 10-KSB for the year ended July 31, 1997 will first be mailed to the Company's stockholders on or about December 29, 1997.

                        QUORUM AND VOTING REQUIREMENTS


  The close of business on December 22, 1997, has been fixed as the record date (the "Record Date") for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting. On that date, the Company had outstanding 912,984 shares of its Class A Common Stock, $.001 par value (the "Class A Common Stock"), and 5,502,277 shares of its Class B Common Stock, $001 par value (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"). Holders of the Class A Common Stock and the Class B Common Stock are entitled to vote on every matter submitted to the stockholders, voting together as a single class except with respect to the election of directors (as described below) and as otherwise provided by law.


  Four members of the Company's Board of Directors consisting of Steven D. Brown, Rex Hauck, Vivian Jones and Dr. Glen Warren, entered into a voting agreement dated April 29, 1996 ("Voting Agreement"), to vote their Common Stock ("Committed Shares") together as a single block on all matters submitted for action by stockholders of the Company. Of the outstanding shares on the Record Date, 3,303,002 shares of the Class B Common Stock were Committed Shares (excluding 1,060,013 shares issuable upon the exercise of certain options and warrants), constituting approximately 60.0% of that class and representing approximately 51.5% of the combined voting power of both classes of the outstanding Common Stock. These stockholders have informed the Company that it will vote, as a single block, for (i) the election to the Board of Directors of the Company of each of the nine nominees identified in this Proxy Statement; and
(ii) the approval of the proposal to amend the Company's Articles of Incorporation (the "Articles") to change the Company's name to American Artists Entertainment Corporation.


  At the Annual Meeting, a quorum will consist of a majority of the votes entitled to be cast by the holders of all shares of Common Stock that are outstanding and entitled to vote. Abstentions and all shares held by a broker or nominee who lacks authority to vote such shares will be treated as present for purposes of determining a quorum.


  The Company's stockholders are entitled to one vote at the Annual meeting for each share of Common Stock held of record by them on the Record Date, except with respect to the election of directors. Votes may be cast for or withheld from each nominee for director. Holders of the Class B Common Stock are entitled to elect the greater of (i) the majority of the Board of Directors or (ii) the number of directors that most closely represents the proportion of the Common Stock which the Class B Common Stock constitutes, and holders of the Class A Common Stock voting as a separate class will be entitled to elect all other members of the Board of Directors. The directors will be elected by a plurality of the votes cast by holders of the shares entitled vote. Abstentions and broker non-votes will have no effect on voting with respect to the election of directors.

  Votes may be cast for, against or withheld from approval of the proposal to amend the Company's Articles to change the Company's name. The affirmative vote of the majority of the votes cast is required to approve the proposal to amend the Company's Articles to change the Company's name. Abstentions and broker non-votes will have no effect on voting with respect to the adoption of the proposal to change the Company's name.


  Each proxy for Class A Common Stock or Class B Common Stock that is properly executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the proxy will be voted for the election of the nominees (Class A or Class B, as the case may be) listed below under the caption "Election of Directors," and for the proposal relating to the change of the Company's name, as described in this proxy statement. A proxy given pursuant to this solicitation may be revoked by a shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, a proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company either an instrument revoking it or a duly executed proxy for the same shares bearing a later date.


                           I.  ELECTION OF DIRECTORS


NOMINEES


  The Bylaws of the Company provide that the Board of Directors shall consist of a maximum of fifteen directors, the exact number of directors being established by action of the Board taken from time to time. The Board of Directors has set the number of directors at nine. Holders of Class B Common Stock are entitled to elect eight directors, and holders of Class A Common Stock are entitled to elect the remaining director. The term of office for each director continues until the next annual meeting of shareholders and until his or her successor, if there is to be one, has been elected and has qualified.


  In the event that any nominee for director withdraws or for any reason is not able to serve as a director, each proxy that is properly executed and returned will be voted for such other person as maybe designated as a substitute nominee by the Board, but in no event will any Class A proxy be voted for more than one nominee or Class B proxy be voted for more than eight nominees. All of the nominees are currently directors of the Company, and the Company has no reason to believe that any nominee will not serve if elected.


  Certain information relating to each nominee proposed by the Board, including his or her principal occupation during the past five years, is set forth below.


                                CLASS A NOMINEE
                                ---------------

  Ben E. Noble (45) - is a private investor and has been president and chairman of The Noble Group, Inc., a management investment and consulting firm, since 1989. Mr. Noble became a director of the Company in March 1997.

                               CLASS B NOMINEES
                               ----------------

  STEVEN D. BROWN (51) - Mr. Brown founded the Company in July 1991 with Mr. Hauck and has served as Chairman of the Board since July 1997, as Co-Chairman of the Board from July 1994 through July 1997 and as Chief Executive Officer since the Company's inception.


  REX A. HAUCK (46) - Mr. Hauck founded the Company in July 1991 with Mr. Brown. He served as Executive Vice President from the inception of the Company until July 1994, when he was elected Co-Chairman of the Board, which position he held from July 1994 until July 1997, and Co-President.


  VIVIAN W. JONES (45) - Ms. Jones, who has been involved in the film industry for 19 years, founded First Light Entertainment Corporation ("First Light"), originally Current Corporation, in 1993 to purchase certain assets of Jayan House, Ltd., a commercial production company, where she had been employed as General Manager and Executive Producer since 1990. She has been a director since the Company's inception, president of First Light since its founding and, since First Light's acquisition by the Company in 1993, Co-president of the Company as well.


  JOHN W. BOYD (61) - has been a private investor since January 1996, was a physician on the staff of Southwest Regional Medical Clinic from 1969 to January 1996 and President of Boyd Medical Center in McComb, Mississippi, from 1965 to December 1995. Dr. Boyd became a director of the Company in July 1991.


  MALCOLM C. DAVENPORT, V (45) - has practiced law in West Point, Georgia, since October 1993, originally as a sole practitioner and since 1996 as a partner in the firm of Coulter & Davenport. Mr. Davenport previously practiced law in Dalton, Georgia, as a sole practitioner from 1984 to 1991 and as a partner in Ponder & Davenport, P.C., from 1991 to 1993. He is currently a director of ITC DeltaCom, Inc. a communications holding company, and a director and secretary of Spintek Gaming Technologies, Inc., a gaming technology manufacturer and licensor. Mr. Davenport became a director of the Company in July 1994.


  DR. DAN W. HOLLOWAY (75) - is a physician in private practice in Las Vegas, Nevada, and has been affiliated, as a resident physician, with Desert Springs Hospital since 1982. Dr. Holloway has also served as Chairman of the Department of Family Practice at Desert Springs Hospital since 1993. Dr. Holloway became a director of the Company in September 1996.


  NORMAN J. HOSKIN (63) - has been Chairman of the Board of Directors of Atlantic International Capital, Inc. since July 1994. He was previously Chairman of Atlantic Capital Group, Ltd., a venture capital advisory service, from 1986. Mr. Hoskin is a director of Aquacare Systems, Inc., a producer of water purification equipment, Consolidated Technologies Corp., a diversified manufacturing company, COTG Technologies Group, Inc., a technology company, Trans Global Services, Inc., a telephone and internet communications company and Sequential Information Systems, Inc., a high-tech aircraft equipment company. Mr. Hoskin became a director of the Company in September 1996.

  DR. GLEN C. WARREN (65) - has served as Chairman of the Board of River Oaks Hospital in Jackson, Mississippi, since 1988, President of Mississippi Diagnostic Imaging Center, Ltd., since 1986 and as a clinical professor of neurological surgery at the University of Mississippi School of Medicine since 1972. Dr. Warren became a director of the Company in July 1994.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ABOVE.


                            ADDITIONAL INFORMATION


BOARD MEETINGS



  The business of the Company is managed by or under the direction of the Board of Directors. The Board of Directors met on four occasions and acted by unanimous written consent on two occasions during the year ended July 31, 1997. Each of the directors attended at least 75% of the aggregate of (1) the total meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he or she served, during the periods that he served with exceptions of Norman J. Hoskin and Dr. Dan W. Holloway, who attended 50% of such meetings. Currently, there are no standing compensation arrangements for non-executive Board of Director or Board of Director committee members.


COMMITTEES OF THE BOARD OF DIRECTORS


  The Company's Board of Directors currently has an Executive Committee and a Stock Option Committee.


  The Executive Committee, which consists of Steven D. Brown (Chairman), Glen C. Warren and Vivian W. Jones, may exercise all the powers and authority of the Board of Directors except as otherwise provided by law or by the Company's Articles of Incorporation or By-Laws. The Executive Committee acted once by unanimous written consent during the year ended July 31, 1997 and did not hold any formal meetings.


  The Stock Option Committee of the Board of Directors consists of Steven D. Brown and Rex A. Hauck. The function of the committee is to administrate the Company's stock option plan (the "Plan") and to determine the awards of stock options or rights pursuant to the Plan to members of the Board of Directors and the employees, consultants and advisors of the Company. The Stock Option Committee acted six times by unanimous written consent during the year ended July 31, 1997 and did not hold any formal meetings.


                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT


  The table below sets forth, as of November 21, 1997, beneficial ownership of the issued and outstanding shares of Company's Class A Common Stock and Class B Common Stock by (i) each person known to the Company to own beneficially more than 5% of the aggregate shares of Common Stock outstanding, (ii) each director and nominee for election as a director, (iii) each executive officer named in the Summary Compensation Table, and (iv) the executive officers and directors of the Company as a group. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them. Beneficial ownership of common stock has been determined in accordance with Regulation 13d-3 of the Securities and Exchange Commission. Under this regulation, a person is deemed to be the beneficial owner of securities if he or she has sole or shared voting power or investment power in respect of the securities or has the right to acquire beneficial ownership within 60 days through the exercise of any option, warrant or right.


                                   SHARES OF CLASS A   SHARES OF CLASS B
                                     COMMON STOCK      COMMON STOCK
         NAME                           NUMBER    %*      NUMBER       %*
                                    ------------ ----  -----------  -------

Steven D. Brown (1)(2)                  100      -      1,256,127   22.83%

Rex A. Hauck (1)(2)(3)                  300      -      1,311,029   23.83%

Vivian W. Jones (1)(2)(4)               600      -      1,318,350   20.66%

John W. Boyd (1)(5)                  15,400    1.6%       385,906    6.96%

Malcolm C.
 Davenport, V(1)(6)                  41,866   4.48%      152,133     2.75%

Dan W. Holloway (1)                   2,667      -        35,172       -

Norman J. Hoskin (1)                   -         -             -       -

Ben E. Noble (1)(7)                 113,332  11.49%            -       -

Glen C. Warren (1)(2)(8)             88,564   9.18%      501,348     8.82%

Douglas J. Bates                    117,020  12.82%            -       -
 244 B Greenwood Drive
 Ballwin, Missouri 63011

Alan G. Johnson                     125,720  13.77%            -       -
 325 Highway DD
 Defiance, Missouri 63341

Australian Advisors Corp.           300,000  32.86%            -       -
 Bay & Deveaux St. 2nd Fl.
 P.O. Box N-1000
 Nassau, Bahamas

All Officers and Directors as a
Group (11 persons)                  265,596  24.71%    5,145,708   75.56%
---------------------------------

           *   Any percentages under one percent (1%) are not shown.

     (1) The address for the officers and directors is the corporate office of the Company located at 1245 Fowler St., N.W., Atlanta, Georgia 30318.


     (2) Under an agreement (the "Voting Agreement") dated April 1996 Messrs. Brown, Hauck and Warren and Ms. Jones agreed to vote all their shares of Common Stock of the Company ("Committed Shares") as a block in accordance with the majority vote (by shares) among themselves. The Voting Agreement will remain in effect until April 2001, unless sooner terminated by a written agreement executed by stockholders holding of record a majority of the Committed Shares then subject to the Agreement.


     (3) Includes 11,524 shares of Class B Common Stock and 200 shares of Class A Common Stock owned by Mr. Hauck's minor children, as to which Mr. Hauck disclaims beneficial ownership.


     (4) Includes 879,300 shares of Class B Common Stock subject to purchase under currently exercisable options. Also includes 14,555 shares of Class B Common Stock and 100 shares of Class A Common Stock owned by Ms. Jones' minor son, as to which Ms. Jones disclaims beneficial ownership, and 72,875 shares of Class B Common Stock and 400 shares of Class A Common Stock transferred by Ms. Jones to other relatives, which shares continue to be subject of the voting agreement between Messrs. Brown, Hauck, Warren and Ms. Jones. See Note (2) above.


     (5) Includes 43,965 shares of Class B Common Stock subject to purchase under currently exercisable options and 15,000 shares of Class A Common Stock subject to purchase under currently exercisable warrants. Also includes 2,245 shares of Class B Common Stock and 100 shares of Class A Common Stock owned by Mr. Boyd's spouse, as to which Mr. Boyd disclaims beneficial ownership.


     (6) Includes 87,830 shares of Class B Common Stock and 20,100 shares of Class A Common Stock, held by Mr. Davenport as trustee of a family trust. Also includes 21,127 shares of Class B Common Stock subject to purchase under currently exercisable options and 21,666 shares of Class A Common Stock subject to purchase under currently exercisable warrants.


     (7) Includes 73,332 shares of Class A Common Stock subject to purchase under currently exercisable warrants.


     (8) Includes 180,713 shares of Class B Common Stock subject to purchase under currently exercisable warrants and options and 52,000 shares of Class A Common Stock subject to purchase under currently exercisable warrants. Also Includes 12,315 shares of Class B Common Stock and 100 shares of Class A Common Stock owned by Mr. Warren's spouse, as to which Mr. Warren disclaims beneficial ownership.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION


     The following table furnishes compensation information for the year ended July 31, 1997, for the chief executive officer; no other executive officers earned more than $100,000 during the year ended July 31, 1997. During fiscal 1997 the Company's chief executive officer did not receive, and as of November 21, 1997, did not hold any stock options or SARs.


                          SUMMARY COMPENSATION TABLE


                                                          ANNUAL COMPENSATION
                                                 --------------------------------------
NAME AND                                 FISCAL                           OTHER ANNUAL
PRINCIPAL POSITION                        YEAR      SALARY     BONUS      COMPENSATION
---------------------------------------  ------  ------------  -----      ------------

Steven D. Brown                           1997      $ 99,360    -0-           -0-
  Chairman of the Board                   1996       104,040    -0-           -0-
  Chief Executive Officer                 1995        94,500    -0-           -0-


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Pursuant to an agreement dated August 31, 1993, and restructured November 3, 1995, the Company acquired all of the outstanding stock of Current Corporation (later renamed First Light Entertainment Corporation) from Ms. Jones in exchange for 439,650 shares of Class B common stock and an option to purchase up to 879,300 additional shares of Class B common stock on or before September 1, 2003, at a price of $0.85 per share. Ms. Jones' options became exercisable in three annual increments of 293,100 shares each, the last of which vested September 1, 1996. Current Corporation, organized by Ms. Jones in August 1993, had acquired certain assets of Jayan House, Ltd., a commercial production business with which she had been employed, in exchange for its 4.37% note, $100,000 principal amount, payable in 20 equal quarterly installments of principal and interest commencing November 1993.


     From December 1993 through July 1997, Dr. Warren purchased 86,205 shares of Class B common stock at an aggregate price of $125,000 ($1.45 per share). In connection with certain of these purchases, Dr. Warren also received warrants for the purchase of 25,862 shares of Class B common stock at a price, to be determined by the related agreement, between $2.56 and $3.41. These warrants are exercisable through June 1998.


     In July 1993, Dr. Warren and Mr. Boyd personally secured a $100,000 revolving bank line of credit for the benefit of the Company. In September 1994, the revolving line of credit was replaced by a note which the Company repaid in monthly installments. This note was paid in full in fiscal 1997.

     In June 1994, the Company purchased a 49% interest in Diversity Filmworks, Inc., a newly incorporated corporation, consisting of 490 shares of common stock, for a purchase price of $245. The owner of the other 51% is Tyrone C. Johnson. In September 1996, the Company and Mr. Johnson entered into a stockholder agreement pursuant to which the size of Diversity's board of directors was set at five, of which three will be individuals designated by the Company.


     In November 1995, the Company granted Dr. Warren an option to purchase 117,240 shares of Class B common stock at $1.45 per share, exercisable through June 1999.


     From December 1993 to July 1997, the Company made seven loans totaling $70,844 to Mr. Brown, each of which was represented by an unsecured promissory note due December 1998, with accumulated interest of 7% per annum.


     From December 1993 to July 1997, the Company made five loans totaling $54,767 to Mr. Hauck, each of which was represented by an unsecured promissory note due December 1998, with accumulated interest of 7% per annum.


     From December 1993 to July 1997, the Company made four loans totaling $87,600 to Vivian Jones, each of which was represented by an unsecured promissory note due December 1998, with accumulated interest of 7% per annum. Ms. Jones repaid $23,000 against these notes in October 1996.


     In April 1996, Messrs. Brown and Hauck, Dr. Warren and Ms. Jones entered an agreement under which they agreed to vote all their shares of Class A and Class B common stock as a block in accordance the majority vote (by shares) among themselves. By reason of their corporate offices, share ownership and voting agreements they may be deemed "controlling persons" of the Company.


     In May 1996, the Company agreed to issue to Dr. Warren options, exercisable through June 2000, for the purchase of 28,208 shares of Class B common stock, at $1.71 per share, contingent upon Dr. Warren arranging for the Company a three month $75,000 line of credit. The line of credit was arranged in July 1996.
The line of credit was converted at its expiration into a six month unsecured note due in May 1997 with a per annum interest rate of 8.75%. The due date of the note was subsequently extended to November 1997. Dr. Warren is the co-signer on the note.


     The Company's original agreement dated May 16, 1995, as amended, with Atlantic International Capital, Ltd., ("AIC"), of which Mr. Hoskin is an officer and stockholder, was terminated by mutual consent on September 27, 1996. The Company then entered a new agreement retaining AIC, effective October 1, 1996,
(i) to advise and offer counsel concerning communications and relations with investors and with market makers in the common stock of the Company, and (ii) to provide other business advice and counsel. This agreement was terminated, by mutual consent of both parties, on October 31, 1996.

     In October 1996, Dr. Warren and Mr. Davenport, each loaned $25,000 to the Company for use as working capital and to fund operating losses. The loans are due upon demand by the respective holders, but no later than August 1997, and bear interest at the prime rate plus 1%. As consideration, the Company issued each of the lenders an option to purchase up to 9,403 of Class B common stock at $1.71 per share at any time through June 2000. The Company re-paid $25,000 of these loans in June 1997; the remaining loan's fixed due date was extended to August 1, 1998.


     In a private placement completed in May 1997, several directors of the Company subscribed as follows for units consisting of 10,000 shares of Class A common stock and a warrant, exercisable through June 2000, to purchase 3,333 shares of Class A common stock at a price of $3.00 per share: Mr. Loveless, one unit for $25,000; Mr. Noble, four units for $100,000; and Mr. Davenport, two units for $50,000 (including one unit as trustee of the Malcolm C. Davenport Trust).


     In April 1997, Dr. Warren made a short-term advance, without interest, of $30,000 to the Company for a period of eight days.


     In June 1997, Dr. Warren loaned the Company $30,000. This demand loan, as amended, bore interest at the prime rate plus 1% and was due on demand, but no later than August 1, 1998. The Company settled this loan in August 1997.


     In July 1997 certain directors of the Company guaranteed revolving lines of credit, or extended personal revolving lines of credit to the Company in the following principal amounts; Messrs. Boyd, Davenport and Dr. Warren, $75,000 each; Mr. Noble, $100,000. The lines of credit bear interest on loan balances outstanding at the prime rate plus 1% and are due July 1998. As consideration, in October 1997 the Company issued each member of the group warrants for the purchase of 5,000 shares of Class A common stock at $4.58 per share, exercisable through June 2000, in respect of each $25,000 of revolving line of credit guaranteed or provided.


     In August 1997, Dr. Warren purchased 36,364 shares of Class A common stock for a an aggregate price of $100,000. In connection with this purchase Dr. Warren also received a warrant to purchase 37,000 shares of Class A common stock at $2.80 per share, exercisable through June 2000.


     In August 1997, Messrs. Boyd, Davenport, Noble and Dr. Warren, participated in the organization of Video Communications Network, LLC, a 83.3% owned subsidiary of the Company that has not yet commenced operations. In exchange for nominal consideration, this group received 666 Ordinary LLC shares of VCN, representing 6.7% of the outstanding Ordinary and Deferred LLC shares.


     In October 1997, Mr. Noble received warrants to purchase 40,000 shares of Class A common stock at a purchase price of $4.58 per share, exercisable through June 2000, in consideration of his having agreed to join the board of directors.

 II.   PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                   TO CHANGE THE COMPANY'S NAME TO
              AMERICAN ARTISTS ENTERTAINMENT CORPORATION


     On October 10, 1997, the Company's Board of Directors approved a proposal to amend the Articles to change the Company's name to American Artists Entertainment Corporation. This amendment to the Articles would be effective immediately upon filing amended Articles of Incorporation with the Missouri Secretary of State which the Company anticipates doing as soon as practicable after the Annual Meeting.


     The Company was organized in July 1995 as a Missouri corporation under the name Setab Alpha, Inc. ("Setab"), and is the successor by merger of a Georgia corporation named American Artists Film Corporation that was founded in July 1991. Setab, as the surviving corporation, subsequently changed its name to American Artists Film Corporation. The Company's Board of Directors believes that the name American Artists Entertainment Corporation would better reflect the Company's current and proposed business operations and that the new name would be more attractive to a broader spectrum of investors and, therefore, should benefit both the Company and its stockholders.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE RESOLUTION TO CHANGE THE COMPANY'S NAME TO AMERICAN ARTISTS ENTERTAINMENT CORPORATION.


                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented for action at the meeting. If any other business should properly come before the meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires the Company's officers, directors, and persons who own more than ten percent of the registered class of the Company's equity securities to file reports with the Securities and Exchange Commission (the "SEC") regarding beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended July 31, 1997, all officers, directors and greater then ten percent beneficial owners complied with the
Section 16(a) filing requirements of the 1934 Act, with the following exceptions: (i) Malcolm C. Davenport V, a director, failed to timely file Form 4 in relation to one transaction, (ii) Ben E. Noble, a director, failed to timely file Form 3 in relation to one transaction, (iii) Dr. Glen C. Warren, a director, failed to timely file Form 4 in relation to one transaction,

(iv) Robert A. Martinez, an officer, failed to timely file Form 4 in relation to two transactions, and (v) J. Eric Van Atta, an officer, failed to timely file Form 4 in relation to two transactions. These Forms 3 and 4 were filed with the SEC prior to October 24, 1997.

     The Company, which first became subject to Section 16(a) reporting requirements in September 1996, has now initiated a reporting compliance program which it expects will substantially reduce the possibility of inadvertent reporting oversights in the future.

STOCKHOLDER PROPOSALS

     Any stockholder of the Company who wishes to present a proposal at the 1999 Annual Meeting of Stockholders of the Company and who wishes to have such proposal included in the Company's proxy material for that meeting must deliver a copy of such proposal to the Company at 1245 Fowler St., N.W., Atlanta, Georgia 30318, Attention; Corporate Secretary, for receipt not less than 120 days nor more than 150 days prior to the date of this notice to stockholders for the 1997 Annual Meeting of Stockholders; however, if next year's annual meeting of stockholders is held on a date more than 30 days before or after the anniversary of the 1997 Annual Meeting of Stockholders, any stockholder who wishes to have a proposal included in the Company's proxy statement for that meeting must deliver a copy of the proposal to the Company a reasonable time before the proxy solicitation is made. The Company reserves the right to decline to include in the Company's proxy material any stockholder's proposal which does not comply with the rules of the SEC for inclusion therein.



                            YOUR VOTE IS IMPORTANT


     You are encouraged to let us know your preference by marking the appropriate boxes on the enclosed proxy card.

                       AMERICAN ARTISTS FILM CORPORATION
                             1245 Fowler St., N.W.
                            Atlanta, Georgia   30318
                                 (404) 876-7373
================================================================================

                                 Class A Proxy
                 Solicited on Behalf of the Board of Directors
     For the Annual Meeting of Stockholders to be held on January 16, 1998

     The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on January 16, 1998 (the "Notice") and appoints Steven D. Brown, Rex A. Hauck and Vivian W. Jones, and each of them, proxies, with full power of substitution and with discretionary authority, to represent and to vote all shares of Class A Common Stock of American Artists Film Corporation held of record by the undersigned on December 22, 1997 at the 1998 Annual Meeting of Stockholders to be held at 1245 Fowler Street, N.W., Atlanta, Georgia 30318 at 2:00 p.m., Atlanta time, (EST) on Friday, January 16, 1998 and any adjournments or postponements thereof, as indicated upon all matters referred to on this proxy card and described in the Notice and, in their discretion, upon any other matters which may properly come before the meeting.

1.  Election of Director             [ ] FOR the nominee listed           [ ] WITHHOLD AUTHORITY
                                         below (except as written to          to vote for the nominee listed
                                         the contrary below)                  below

                                     Ben E. Noble

2. Approval of the proposal to amend the Company's Articles of Incorporation to change the Company's name to American Artists Entertainment Corporation.

          [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN

                          (Continued on reverse side)

                               PROXY INSTRUCTIONS

1. The shares represented by this proxy will, on any poll, be voted as the stockholder may have specified by marking an "X" in the spaces provided for the purpose. IF NO CHOICE IS SPECIFIED ON A PARTICULAR MATTER AND STEVEN D. BROWN, REX A. HAUCK AND/OR VIVIAN W. JONES IS APPOINTED AS PROXYHOLDER, THE SHARES WILL BE VOTED AS IF THE STOCKHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. IF THE STOCKHOLDER DOES NOT WISH TO APPOINT THE PERSON NAMED IN THIS PROXY, HE/SHE SHOULD STRIKE OUT HIS NAME AND INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON HE WISHES TO ATTEND AND ACT AS HIS PROXYHOLDER. THAT PERSON NEED NOT BE A STOCKHOLDER OF THE COMPANY. IF THE INSTRUCTIONS BY THE STOCKHOLDER ON THIS PROXY ARE CERTAIN, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL AND WHERE THE STOCKHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

3. No matters other than those stated in the attached notice are at present known to be considered at the Meeting, but, if such matters should arise, proxies will be voted in accordance with the instructions of the stockholder voting by proxy. IF THE STOCKHOLDER VOTES FOR SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXYHOLDER NAMED.

4. This proxy may not be valid unless it is dated and signed by the stockholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, is executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual stockholder or joint stockholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy.

5. If stock is held in the name of two or more persons, all must sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

6. This proxy may not be used at the Meeting unless it is deposited at the OFFICE OF THE COMPANY, 1245 Fowler St., N.W., Atlanta, GA 30318 not later than January 14, 1998. The Chairman of the Meeting has the discretion to accept proxies filed subsequently.


                         EXECUTED on the             day of
                                         ------------     ---------------------


                                  ---------------------------------------------
                                                     Signature


                                  ---------------------------------------------
                                  Name of Stockholder(s) (Please Print Clearly)

                                  ---------------------------------------------
                                                       Address

                                  ---------------------------------------------
                                                    City/Province

                                                    ---------------------------
                                                       Number of Shares Held

                       AMERICAN ARTISTS FILM CORPORATION
                             1245 Fowler St., N.W.
                            Atlanta, Georgia   30318
                                 (404) 876-7373
================================================================================

                                 Class B Proxy
                 Solicited on Behalf of the Board of Directors
     For the Annual Meeting of Stockholders to be held on January 16, 1998

   The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on January 16, 1998 (the "Notice") and appoints Steven D. Brown, Rex A. Hauck and Vivian W. Jones, and each of them, proxies, with full power of substitution and with discretionary authority, to represent and to vote all shares of Class B Common Stock of American Artists Film Corporation held of record by the undersigned on December 22, 1997 at the 1998 Annual Meeting of Stockholders to be held at 1245 Fowler Street, N.W., Atlanta, Georgia 30318 at 2:00 p.m., Atlanta time, (EST) on Friday, January 16, 1998 and any adjournments or postponements thereof, as indicated upon all matters referred to on this proxy card and described in the Notice and, in their discretion, upon any other matters which may properly come before the meeting.

1.  Election of Directors            [ ] FOR all nominees listed          [ ] WITHHOLD AUTHORITY
                                         below (except as written to          to vote for all nominees listed
                                         the contrary below)                  below

Steven D. Brown                      John W. Boyd                         Dr. Dan W. Holloway

Rex A. Hauck                         Malcolm C. Davenport, V              Norman J. Hoskin

Vivian W. Jones                      Dr. Glen C. Warren

Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

          -----------------------------------------------------------

          -----------------------------------------------------------

2. Approval of the proposal to amend the Company's Articles of Incorporation to change the Company's name to American Artists Entertainment Corporation.

          [ ] FOR                  [ ] AGAINST                 [ ] ABSTAIN


                          (Continued on reverse side)

                               PROXY INSTRUCTIONS

1. The shares represented by this proxy will, on any poll, be voted as the stockholder may have specified by marking an "X" in the spaces provided for the purpose. IF NO CHOICE IS SPECIFIED ON A PARTICULAR MATTER AND STEVEN D. BROWN, REX A. HAUCK AND/OR VIVIAN W. JONES IS APPOINTED AS PROXYHOLDER, THE SHARES WILL BE VOTED AS IF THE STOCKHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. IF THE STOCKHOLDER DOES NOT WISH TO APPOINT THE PERSON NAMED IN THIS PROXY, HE/SHE SHOULD STRIKE OUT HIS NAME AND INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON HE WISHES TO ATTEND AND ACT AS HIS PROXYHOLDER. THAT PERSON NEED NOT BE A STOCKHOLDER OF THE COMPANY. IF THE INSTRUCTIONS BY THE STOCKHOLDER ON THIS PROXY ARE CERTAIN, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL AND WHERE THE STOCKHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

3. No matters other than those stated in the attached notice are at present known to be considered at the Meeting, but, if such matters should arise, proxies will be voted in accordance with the instructions of the stockholder voting by proxy. IF THE STOCKHOLDER VOTES FOR SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXYHOLDER NAMED.

4. This proxy may not be valid unless it is dated and signed by the stockholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, is executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual stockholder or joint stockholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy.

5. If stock is held in the name of two or more persons, all must sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

6. This proxy may not be used at the Meeting unless it is deposited at the OFFICE OF THE COMPANY, 1245 Fowler St., N.W., Atlanta, GA 30318 not later than January 14, 1998. The Chairman of the Meeting has the discretion to accept proxies filed subsequently.


                         EXECUTED on the             day of
                                         ------------     ---------------------


                                  ---------------------------------------------
                                                     Signature


                                  ---------------------------------------------
                                  Name of Stockholder(s) (Please Print Clearly)

                                  ---------------------------------------------
                                                      Address

                                  ---------------------------------------------
                                                   City/Province


                                                    ---------------------------
                                                       Number of Shares Held